                                                                   EXHIBIT 10.12

                                                                  EXECUTION COPY

================================================================================
                             BROKER-DEALER AGREEMENT

                                     Between

                      DEUTSCHE BANK TRUST COMPANY AMERICAS

                                as Auction Agent

                                       and

                          CITIGROUP GLOBAL MARKETS INC.

                                as Broker-Dealer

                            Dated as of April 1, 2003

                                   relating to

                       EDUCATION FUNDING CAPITAL TRUST-II

                    $350,000,000 Education Loan Backed Notes
                                  consisting of

                     Education Loan Backed Notes, Series A-6
                     Education Loan Backed Notes, Series A-7
                     Education Loan Backed Notes, Series A-8
                     Education Loan Backed Notes, Series B-1

================================================================================

                                TABLE OF CONTENTS

                                                                                                            Page
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
RECITALS

1.  DEFINITIONS AND RULES OF CONSTRUCTION. ..................................................................  1
    1.1.   Terms Defined by Reference to the Indenture.......................................................  1
    1.2.   Terms Defined Herein .............................................................................  2
    1.3.   Rules of Construction.............................................................................  2

2.  THE AUCTION. ............................................................................................  3
    2.1.   Purpose: Incorporation by Reference of Auction Procedures and Settlement
           Procedures........................................................................................  3
    2.2.   Preparation for Each Auction......................................................................  3
    2.3.   Auction Schedule: Method of Submission of Orders .................................................  4
    2.4.   Notices...........................................................................................  6
    2.5.   Service Charge to Be Paid to the Broker-Dealer....................................................  6
    2.6.   Settlement........................................................................................  6

3.  THE AUCTION AGENT. ......................................................................................  7
    3.1.   Duties and Responsibilities.......................................................................  7
    3.2.   Rights of the Auction Agent.......................................................................  7
    3.3.   The Auction Agent's Disclaimer....................................................................  7

4.  MISCELLANEOUS. ..........................................................................................  8
    4.1.   Termination.......................................................................................  8
    4.2.   Participant.......................................................................................  8
    4.3.   Communications ...................................................................................  8
    4.4.   Entire Agreement..................................................................................  9
    4.5.   Benefits..........................................................................................  9
    4.6.   Amendment; Waiver................................................................................. 10
    4.7.   Successors and Assigns............................................................................ 10
    4.8.   Severability...................................................................................... 10
    4.9.   Execution in Counterparts ........................................................................ 10

5.  GOVERNING LAW. .......................................................................................... 10

Exhibit A - Settlement Procedures
Exhibit B - Order Form
Exhibit C - Notice of Transfer
Exhibit D - Notice of a Failure to Deliver or Make Payment

                             BROKER-DEALER AGREEMENT

        THIS BROKER-DEALER AGREEMENT (this "Agreement") dated as of April 1, 2003 is between DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation (together with its successors and assigns, the "Auction Agent"), pursuant to authority granted to it in the Auction Agent Agreement (defined below), acting not in its individual capacity, but solely as agent for Education Funding Capital Trust-II, a Delaware statutory trust, (the "Issuer"), and CITIGROUP GLOBAL MARKETS INC. (together with its successor and assigns, the "Broker-Dealer").

                                    RECITALS

        The Issuer proposes to cause the Indenture Trustee (defined below) to authenticate and deliver its Education Loan Backed Notes, Series A-6, Series A-7, 2003 A-8 and Series B-1 (the "Auction Rate Notes"). The Auction Rate Notes are being issued under an Indenture of Trust dated as of April 1, 2003 (the "Indenture") by and among the Issuer, Fifth Third Bank, an Ohio banking corporation, as Indenture Trustee (the "Indenture Trustee"), and Fifth Third Bank, as Trust Eligible Lender Trustee (the "Trust Eligible Lender Trustee").

        The Indenture provides that the interest rate for each Series of Auction Rate Notes for each Auction Period after its respective Initial Period shall, except as otherwise provided in the Indenture, equal the Auction Note Interest Rate that the Auction Agent advises has resulted on the Auction Date from the implementation of the Auction Procedures set forth in Appendix B to the Indenture.

        Pursuant to Section 2.9 of the Auction Agent Agreement dated as of April 1, 2003 (the "Auction Agent Agreement") among the Indenture Trustee, the Auction Agent and the Issuer, the Indenture Trustee has consented to the execution and delivery of this Agreement.

        The Auction Procedures require the participation of one or more Broker-Dealers.

        NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Auction Agent, as agent of the Issuer, and the Broker-Dealer agree as follows:

        Section 1.      Definitions and Rules of Construction.

        1.1. Terms Defined by Reference to the Indenture. Capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Indenture.

        1.2. Terms Defined Herein. As used herein and in the Settlement Procedures, defined below, the following terms shall have the following meanings, unless the context otherwise requires:

        "Auction" shall have the meaning specified in Section 2.1 hereof.

        "Auction Procedures" shall mean the Auction Procedures that are set forth in Appendix B to the Indenture.

        "Auction Rate" shall mean the Auction Rate as defined in Appendix B to the Indenture.

        "Authorized Auction Agent Officer" shall mean, with respect to the Auction Agent, each Managing Director, Vice President, Assistant Vice President and Associate of the Auction Agent and every other officer of the Auction Agent assigned to its Corporate Trust and Agency Group and every other officer or employee of the Auction Agent designated as an "Authorized Auction Agent Officer" for purposes of this Agreement in a written communication to the Broker-Dealer.

        "Broker-Dealer Fee Rate" shall be 0.25% per annum, as may be adjusted from time to time pursuant to Section 6.5 of the Auction Agent Agreement.

        "Broker-Dealer Officer" shall mean each officer or employee of the Broker-Dealer designated as a "Broker-Dealer Officer" for purposes of this Agreement in a written communication to the Auction Agent.

        "Notice of Failure to Deliver or Make Payment" shall mean a notice substantially in the form of Exhibit D hereto.

        "Notice of Transfer" shall mean a notice substantially in the form of Exhibit C hereto.

        "Order Form" shall mean the form to be submitted by any Broker-Dealer on or prior to any Auction Date substantially in the form of Exhibit B hereto.

        "Settlement Procedures" shall mean the Settlement Procedures attached hereto as Exhibit A.

        1.3. Rules of Construction. Unless the context or use indicate another or different meaning or intent, the following rules shall apply to the construction of this Agreement.

        (a) Words importing the singular number shall include the plural number and vice versa.

        (b) The captions and headings herein are solely for convenience of reference and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.

        (c) The words "hereof," "herein," "hereto," and other words of similar import refer to this Agreement as a whole.

        (d) All references herein to a particular time of day shall be to New York City time.

        (e) The rights and duties of the Broker-Dealer and the Auction Agent under this Agreement shall apply to each Series of the Auction Rate Notes, but separately. References to "Auction Rate Notes," unless the context clearly contemplates a reference to all "Auction Rate Notes," shall refer only to a particular Series of Auction Rate Notes as to rights and duties regarding such Series.

        Section 2.      The Auction.

        2.1. Purpose: Incorporation by Reference of Auction Procedures and Settlement Procedures.

        (a) On each Auction Date, the provisions of the Auction Procedures shall be followed by the Auction Agent for the purpose of determining the Auction Rate for each Auction Period after the Initial Period. Each periodic operation of such procedures is hereinafter referred to as an "Auction".

        (b) All of the provisions contained in the Auction Procedures and the Settlement Procedures are incorporated herein by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions were fully set forth herein.

        (c) The Broker-Dealer and other broker-dealers, as listed on Exhibit A to the Auction Agent Agreement as it may be amended from time to time, may participate in Auctions for their own accounts.

        2.2.    Preparation for Each Auction.

        (a) Not later than 9:30 a.m. on each Auction Date, the Auction Agent shall notify the Broker-Dealer by telephone of the All Hold Rate, the Maximum Rate, the Net Loan Rate and the Applicable LIBOR Rate used in determining such rates, provided, with respect to notification of the Net Loan Rate, the Administrator shall have communicated to the Auction Agent the components of the Net Loan Rate as required by the Indenture.

        (b) In the event that any day that is scheduled to be an Auction Date shall be changed after the Auction Agent shall have given notice of such Auction Date pursuant to clause (vii) of paragraph (a) of the Settlement Procedures, the Auction Agent, by such means as the Auction Agent deems practicable, shall give notice of such change to the Broker-Dealer not later than the earlier of 9:15 a.m. on the new Auction Date and 9:15 a.m. on the old Auction Date. Thereafter, the Broker-Dealer shall use its best efforts to promptly notify its customers who are Existing Owners of such change in the Auction Date.

        (c) From time to time upon request of the Auction Agent, the Broker-Dealer shall provide the Auction Agent with a statement of the aggregate amount of each Series of Auction Rate Notes held by the Broker-Dealer as an Existing Owner for its own account or otherwise, as well as with a list of the Broker-Dealer's customers that the Broker-Dealer believes are Existing Owners of any Series of the Auction Rate Notes (listed by Series) and the aggregate principal amount of each Series of Auction Rate Notes beneficially owned by each such customer. Except as permitted by Section 2.10 of the Auction Agent Agreement, the Auction Agent shall keep confidential any such information and shall not disclose any such information so provided to any Person other than the Broker-Dealer, the Issuer and the Indenture Trustee, provided that the Auction Agent reserves the right to disclose any such information if it is advised by its counsel that its failure to do so would be unlawful or would expose the Auction Agent to liability, loss, claim or damage for which the Auction Agent has not previously received indemnity reasonably satisfactory to it. The Auction Agent shall notify the Broker-Dealer, the Issuer and the Indenture Trustee promptly upon receipt of any request or demand to disclose such information and shall cooperate with any party seeking a protective order or similar relief.

        (d) The Auction Agent shall send by telecopy or other means a copy of any Notice of Notes Outstanding, in substantially the form of Exhibit C to the Auction Agent Agreement, received from the Indenture Trustee to the Broker-Dealer in accordance with Section 4.3 hereof.

        2.3.    Auction Schedule: Method of Submission of Orders.

        (a) The Auction Agent shall conduct Auctions for the Auction Rate Notes on the Auction Date in accordance with the schedule set forth below. Pursuant to the Auction Agent Agreement, such schedule may be changed by the Auction Agent with the consent of the Indenture Trustee and the Market Agent, which consents are not to be unreasonably withheld or delayed. Notice of such a change must be given prior to the close of business on the Business Day preceding the first Auction Date on which such change shall be effective.

      Time                                              Event

By 9:30 a.m.                        Auction Agent advises the Indenture Trustee
                                    and the Broker-Dealers of the Maximum Rate, the Net Loan Rate, the All Hold Rate, and the Applicable LIBOR Rate to be used in determining the Auction Rate under the Auction Procedures and the Auction Agent
                                    Agreement.

9:30 a.m.-1:00 p.m.                 Auction Agent assembles information
                                    communicated to it by Broker-Dealers as
                                    provided in the Auction Procedures.
                                    Submission Deadline is 1:00 p.m.

Not earlier than 1:00 p.m.          Auction Agent makes determinations pursuant
                                    to Section 2.02(a)(iii) of Appendix B to the Indenture.

Not later than 3:00 p.m.            Auction Agent advises the Indenture Trustee
                                    and the Broker-Dealers of the results of the Auction as provided in Section
                                    2.02(a)(iii)(B) and (C) of Appendix B to the Indenture. Submitted Bids and Submitted Sell
                                    Orders are accepted and rejected in whole or in part and principal amounts of the Auction
                                    Rate Notes are allocated as provided in the Auction Procedures. Auction Agent gives notice of Auction results as set forth in
                                    Section 2.4(a) hereof.

        (b) The Broker-Dealer agrees to maintain a list of Potential Owners and to contact the Potential Owners on such list on or prior to each Auction Date for the purposes of participating in the Auction on such Auction Date.

        (c) The Broker-Dealer shall submit Orders to the Auction Agent in writing by delivering an Order Form. The Broker-Dealer shall submit separate Orders to the Auction Agent for each Potential Owner or Existing Owner on whose behalf the Broker-Dealer is submitting an Order and shall not net or aggregate the Orders of different Potential Owners or Existing Owners on whose behalf the Broker-Dealer is submitting Orders.

        (d) The Broker-Dealer shall deliver to the Auction Agent (i) a Notice of Transfer with respect to any transfer of Auction Rate Notes made through the Broker-Dealer by an Existing Owner to another Person other than pursuant to an Auction, and (ii) a Notice of Failure to Deliver or Make Payment with respect to the failure of any Auction Rate Notes to be transferred to or payment to be made by any Person that purchased or sold Auction Rate Notes through the Broker-Dealer pursuant to an Auction. The Auction Agent is not required to accept any notice delivered pursuant to the terms of the foregoing sentence with respect to an Auction unless it is received by the Auction Agent by 3:00 p.m. on the Business Day next preceding the related Auction Date.

        (e) Any Broker-Dealer that is an affiliate of the Issuer must submit at the next Auction therefor a Sell Order covering all Auction Rate Notes held for its own account. The Auction Agent shall have no duty or liability with respect to monitoring or enforcing the requirements of this Section 2.3(e).

        (f) The Broker-Dealer agrees to handle its customers' Orders in accordance with its duties under applicable securities laws and rules.

        2.4.    Notices.

        (a) On each Auction Date, the Auction Agent shall notify the Broker-Dealer by telephone of the results of the Auction as set forth in paragraph (a) of the Settlement Procedures. If previously requested by the Broker-Dealer, the Auction Agent shall notify, by 10:30 a.m. on the Business Day immediately following such Auction Date, the Broker-Dealer in writing of the disposition of all Orders submitted by the Broker-Dealer in the Auction held on such Auction Date.

        (b) The Broker-Dealer shall notify each Existing Owner or Potential Owner on whose behalf the Broker-Dealer has submitted an Order as set forth in paragraph (b) of the Settlement Procedures and take such other action as is required to be taken by the Broker-Dealer pursuant to the Settlement Procedures.

        (c) Upon receipt, the Auction Agent shall deliver to the Broker-Dealer all notices and certificates that the Auction Agent is required to deliver to the Broker-Dealer pursuant to Section 2 of the Auction Agent Agreement at the times and in the manner set forth in the Auction Agent Agreement.

        2.5. Service Charge to Be Paid to the Broker-Dealer. With respect to each Auction for which there were Sufficient Bids or all Auction Rate Notes were subject to Hold Orders, the Auction Agent shall pay to the Broker-Dealer from moneys received from the Indenture Trustee, not later than 12:00 noon on each Monthly Expense Payment Date, a fee (the "Broker-Dealer Fee") in cash equal to the product of (i) the Broker-Dealer Fee Rate times (ii) a fraction, the numerator of which is the number of days since the later of the Closing Date or the date the Broker-Dealer Fee was last paid and the denominator of which is 360, times (iii) the aggregate principal amount of Auction Rate Notes of such Series outstanding since the later of the Closing Date or the date the Broker-Dealer Fee was last paid.

        2.6     Settlement.

        (a) If any Existing Owner on whose behalf the Broker-Dealer has submitted a Bid or Sell Order for Auction Rate Notes that was accepted in whole or in part, fails to instruct its Participant to deliver the Auction Rate Notes subject to such Bid or Sell Order against payment therefor, the Broker-Dealer shall instruct such Participant to deliver such Auction Rate Notes against payment therefor and the Broker-Dealer may deliver to the Potential Owner on whose behalf the Broker-Dealer submitted a Bid that was accepted in whole or in part, a principal amount of the Auction Rate Notes that is less than the principal amount of the Auction Rate Notes specified in such Bid to be purchased by such Potential Owner. Notwithstanding the foregoing terms of this Section, any delivery or nondelivery of Auction Rate Notes that represents any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the terms of Section 2.3(d) hereof. The Auction Agent shall have no duty or liability with respect to enforcement of this Section 2.6(a).

        (b) Neither the Auction Agent, the Indenture Trustee, nor the Issuer shall have any responsibility or liability with respect to the failure of an Existing Owner, a Potential Owner or its respective Participant to deliver Auction Rate Notes or to pay for Auction Rate Notes sold or purchased pursuant to the Auction Procedures or otherwise. The Auction Agent shall have no responsibility for any adjustment to the fees paid pursuant to Section 2.5 hereof as a result of any failure described in this
Section 2.6(b).

        Section 3.      The Auction Agent.

        3.1.    Duties and Responsibilities.

        (a) The Auction Agent is acting hereunder solely as agent for the Issuer and owes no fiduciary duties to any Person by reason of this Agreement.

        (b) The Auction Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Auction Agent.

        (c) In the absence of bad faith or negligence on its part, the Auction Agent shall not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under this Agreement. The Auction Agent shall not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining (or failing to ascertain) the pertinent facts.

        3.2.    Rights of the Auction Agent.

        (a) The Auction Agent may rely and shall be protected in acting or refraining from acting upon any communication authorized by this Agreement and upon any written instruction, notice, request, direction, consent, report, certificate, share certificate or other instrument, paper or document believed by it to be genuine. The Auction Agent shall not be liable for acting upon any telephone communication authorized by this Agreement that the Auction Agent believes in good faith to have been given by the Indenture Trustee, a Broker-Dealer or the Issuer. The Auction Agent may record telephone communications with the Broker-Dealers.

        (b) The Auction Agent may consult with counsel of its own choice, and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

        (c) The Auction Agent shall not be required to advance, expend or risk its own funds or otherwise incur or become exposed to financial liability in the performance of its duties hereunder.

        (d) The Auction Agent may perform its duties and exercise its rights hereunder either directly or by or through agents or attorneys and shall not be responsible for any willful misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder.

        3.3. The Auction Agent's Disclaimer. The Auction Agent makes no representation as to the correctness of the recitals in this Agreement or the Auction Agent Agreement with respect to other parties thereto or the validity or adequacy of the Auction Rate Notes.

        Section 4.      Miscellaneous.

        4.1. Termination. Any party may terminate this Agreement at any time upon 30 days' prior notice to the other party; provided, however, that if the Broker-Dealer is Citigroup Global Markets Inc., neither the Broker-Dealer nor the Auction Agent may terminate this Agreement without first obtaining prior written consent of the Indenture Trustee and the Issuer to such termination, which consent shall not be unreasonably withheld or delayed. This Agreement shall automatically terminate upon the delivery of certificates representing the Auction Rate Notes pursuant to Section 1.01(g) of the Indenture, upon the Stated Maturity of the Auction Rate Notes, or upon termination of the Auction Agent Agreement.

        4.2. Participant. The Broker-Dealer is, and shall remain for the term of this Agreement, a member of, or Participant in, the Securities Depository (or an affiliate of such a member or Participant).

        4.3. Communications. Except for (i) communications authorized to be made by telephone pursuant to this Agreement or the Auction Procedures and (ii) communications in connection with the Auctions (other than those expressly required to be in writing), all notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party, addressed to it, at its address or facsimile number set forth below:

If to the Broker-Dealer         Citigroup Global Markets Inc.
                                388 Greenwich Street, 35th Floor
                                New York, New York 10013
                                Attention: _________________________
                                Telephone Number:  _________________
                                Facsimile Number:  _________________

If to the Market Agent:         Citigroup Global Markets Inc.
                                388 Greenwich Street, 35th Floor
                                New York, New York 10013
                                Attention: _________________________
                                Telephone Number:  _________________

                                Facsimile Number:  _________________

If to the Auction Agent:        Deutsche Bank Trust Company Americas
                                Corporate Trust & Agency Services
                                280 Park Avenue
                                New York, New York 10017
                                Telephone Number: 212.454.4039
                                Facsimile Number: 212.454.2030

If to the Indenture Trustee:    Fifth Third Bank
                                MD 10AT60
                                38 Fountain Square Plaza
                                Cincinnati, Ohio 45263
                                Attention: Corporate Trust Administration
                                Telephone: 513.534.3367
                                Facsimile: 513.534.6785

If to the Issuer:               Education Funding Capital Trust-II
                                c/o Fifth Third Bank
                                MD 10AT60
                                38 Fountain Square Plaza
                                Cincinnati, Ohio 45263
                                Attention: Corporate Trust Administration
                                Telephone: 513.534.3367
                                Facsimile: 513.534.6785

with a copy to:                 Wilmington Trust Company
                                Rodney Square North
                                1100 North Market Street
                                Wilmington, Delaware 19890-0001
                                Attention: Corporate Trust Administration
                                Telephone: 203.975.6112
                                Facsimile: 203.975.6299

or such other address or facsimile number as such party may hereafter specify for such purpose by notice to the other party. Each such notice, request or communication shall be effective when delivered at the address specified herein. Communications shall be given on behalf of the Broker-Dealer by a Broker-Dealer Officer and on behalf of the Auction Agent by an Authorized Auction Agent Officer. The Broker-Dealer may record telephone communications with the Auction Agent.

        4.4. Entire Agreement. This Agreement contains the entire agreement between the parties relating to the subject matter hereof, and there are not other representations, endorsements, promises, agreements or understandings, oral, written or inferred, between the parties relating to the subject matter hereof.

        4.5. Benefits. Nothing in this Agreement, express or implied, shall give to any Person, other than the Auction Agent, the Broker-Dealer and the Issuer and their respective successors and assigns, any benefit of any legal or equitable right, remedy or claim under this Agreement.

        4.6.    Amendment; Waiver.

        (a) This Agreement shall not be deemed or construed to be modified, amended, rescinded, canceled or waived, in whole or in part, except by a written instrument signed by a duly authorized representative of the parties hereto. This Agreement may not be amended without first obtaining the prior written consent of the Issuer.

        (b) Failure of either party to this Agreement to exercise any right or remedy hereunder in the event of a breach of this Agreement by the other party shall not constitute a waiver of any such right or remedy with respect to any subsequent breach.

        4.7. Successors and Assigns. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the respective successors and assigns of each of the Broker-Dealer and the Auction Agent.

        4.8. Severability. If any clause, provision or section of this Agreement shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any remaining clause, provision or section hereof.

        4.9. Execution in Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

        Section 5.      Governing Law.

        This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State.

      [remainder of page intentionally left blank; signature page follows]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers and effective as of the date first written above.


                                    DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS, as Auction Agent

                                    By:    /s/ Linda Reale
                                       -----------------------------------------

                                    Name:  Linda Reale
                                         ---------------------------------------

                                    Title: VP
                                          --------------------------------------


                                    CITIGROUP GLOBAL MARKETS INC.,
                                    as Broker-Dealer

                                    By:    /s/ Paul B. Sheldon
                                       -----------------------------------------

                                    Name:  Paul B. Sheldon
                                         ---------------------------------------

                                    Title: Managing Director
                                          --------------------------------------


Acknowledged and Agreed to:

EDUCATION FUNDING CAPITAL TRUST-II,
as Issuer, by FIFTH THIRD BANK, not in its individual capacity, but solely as Co-Owner Trustee on behalf of the Issuer

By:    /s/ Brian J. Gardner
   -----------------------------------------

Name:  Brian J. Gardner
     ---------------------------------------

Title: Assistant Vice President
      --------------------------------------

Consented to:

FIFTH THIRD BANK, as Indenture Trustee


By:    /s/ Brian J. Gardner
   -----------------------------------------

Name:  Brian J. Gardner
     ---------------------------------------

Title: Assistant Vice President
      --------------------------------------

                      EXHIBIT A TO BROKER-DEALER AGREEMENT

                              SETTLEMENT PROCEDURES

        If not otherwise defined below, capitalized terms used herein shall have the meanings given such terms in Appendix B to the Indenture. These Settlement Procedures apply separately to each Series of Auction Rate Notes.

        (a) On each Auction Date, not later than 3:00 p.m., the Auction Agent shall notify by telephone each Broker-Dealer that participated in the Auction held on such Auction Date and submitted an Order on behalf of an Existing Owner or Potential Owner of:

                        (i) the Auction Note Interest Rate fixed for the next Interest Period;

                        (ii) whether there were Sufficient Bids in such Auction;

                        (iii)   if such Broker-Dealer (a "Seller's
Broker-Dealer") submitted Bids or Sell Orders on behalf of an Existing Owner, whether such Bid or Sell Order was accepted or rejected, in whole or in part, and the principal amount of Auction Rate Notes, if any, to be purchased or sold by such Existing Owner;

                        (iv)    if such Broker-Dealer (a "Buyer's
Broker-Dealer") submitted a Bid on behalf of a Potential Owner, whether such Bid was accepted or rejected, in whole or in part, and the principal amount of Auction Rate Notes, if any, to be purchased by such Potential Owner;

                        (v) if the aggregate amount of Auction Rate Notes to be sold by all Existing Owners on whose behalf such Seller's Broker-Dealer submitted Bids or Sell Orders exceeds the aggregate principal amount of Auction Rate Notes to be purchased by all Potential Owners on whose behalf such Buyer's Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Participant, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess principal amount of Auction Rate Notes and the principal amount of Auction Rate Notes to be purchased from one or more Existing Owners on whose behalf such Seller's Broker-Dealer acted by one or more Potential Owners on whose behalf each of such Buyer's Broker-Dealers acted;

                        (vi) if the principal amount of Auction Rate Notes to be purchased by all Potential Owners on whose behalf such Buyer's Broker-Dealer submitted a Bid exceeds the amount of Auction Rate Notes to be sold by all Existing Owners on whose behalf such Seller's Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the Participant, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess principal amount of Auction Rate Notes and the principal amount of Auction Rate Notes to be sold to one or more Potential Owners on whose behalf such Buyer's Broker-Dealer acted by one or more Existing Owners on whose behalf each of such Seller's Broker-Dealers acted;

                        (vii)   the Auction Date for the next succeeding
Auction.

        (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Existing Owner or Potential Owner shall:

                        (i) advise each Existing Owner and Potential Owner on whose behalf such Broker-Dealer submitted a Bid or Sell Order in the Auction on such Auction Date whether such Bid or Sell Order was accepted or rejected, in whole or in part;

                        (ii) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, advise each Potential Owner on whose behalf such Buyer's Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Owner's Participant to pay to such Buyer's Broker-Dealer (or its Participant) through the Securities Depository the amount necessary to purchase the principal amount of Auction Rate Notes to be purchased pursuant to such Bid against receipt of such Auction Rate Notes;

                        (iii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Existing Owner on whose behalf such Seller's Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Existing Owner's Participant to deliver to such Seller's Broker-Dealer (or its Participant) through the Securities Depository the principal amount of Auction Rate Notes to be sold pursuant to such Order against payment therefor;

                        (iv) advise each Existing Owner on whose behalf such Broker-Dealer submitted an Order and each Potential Owner on whose behalf such Broker-Dealer submitted a Bid of the Auction Note Interest Rate for the next Interest Period;

                        (v) advise each Existing Owner on whose behalf such Broker-Dealer submitted an Order of the next Auction Date; and

                        (vi) advise each Potential Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the next Auction Date.

        (c) On the basis of the information provided to it pursuant to paragraph (a) above, each Broker-Dealer that submitted a Bid or Sell Order in an Auction is required to allocate any funds received by it in connection with such Auction pursuant to paragraph (b)(ii) above, and any Auction Rate Notes received by it in connection with such Auction pursuant to paragraph (b)(iii) above among the Potential Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Existing Owners, if any, on whose behalf such Broker-Dealer submitted Bids or Sell Orders in such Auction, and any Broker-Dealers identified to it by the Auction Agent following such Auction pursuant to paragraph (a)(v) or (a)(vi) above.

        (d)     On each Auction Date:

                        (i) each Potential Owner and Existing Owner with an Order in the Auction on such Auction Date shall instruct its Participant as provided in (b)(ii) or (b)(iii) above, as the case may be;

                        (ii) each Seller's Broker-Dealer that is not a Participant of the Securities Depository shall instruct its Participant (A) pay through the Securities Depository to the Participant of the Existing Holder delivering Auction Rate Notes to such Broker-Dealer following such Auction pursuant to paragraph (b)(ii) above the amount necessary to purchase such Auction Rate Notes against receipt of such Auction Rate Notes and (B) deliver such Auction Rate Notes through the Securities Depository to a Buyer's Broker-Dealer (or its Participant) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

                        (iii) each Buyer's Broker-Dealer that is not a Participant of the Securities Depository shall instruct its Participant to pay through the Securities Depository to a Seller's Broker-Dealer (or its Participant) identified following such Auction pursuant to (a)(vi) above the amount necessary to purchase Auction Rate Notes to be purchased pursuant to
(b)(ii) above against receipt of such Auction Rate Notes.

        (e)     On the Business Day following each Auction Date:

                        (i) each Participant for a Bidder in the Auction on such Auction Date referred to in (d)(i) above shall instruct the Securities Depository to execute the transactions described under (b)(ii) or (b)(iii) above for such Auction, and the Securities Depository shall execute such transactions;

                        (ii) each Seller's Broker-Dealer or its Participant shall instruct the Securities Depository to execute the transactions described in (d)(ii) above for such Auction, and the Securities Depository shall execute such transactions; and

                        (iii) each Buyer's Broker-Dealer or its Participant shall instruct the Securities Depository to execute the transactions described in (d)(iii) above for such Auction, and the Securities Depository shall execute such transactions.

        (f) If an Existing Owner selling Auction Rate Notes in an Auction fails to deliver such Auction Rate Notes (by authorized book-entry), a Broker-Dealer may deliver to the Potential Owner on behalf of which it submitted a Bid that was accepted a principal amount of Auction Rate Notes that is less than the principal amount of Auction Rate Notes that otherwise was to be purchased by such Potential Owner. In such event, the principal amount of Auction Rate Notes to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser principal amount of Auction Rate Notes shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or nondelivery of Auction Rate Notes that shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or nondelivery in accordance with the provisions of the Auction Agent Agreement and the Broker-Dealer Agreements. Neither the Indenture Trustee nor the Auction Agent shall have any responsibility or liability with respect to the failure of a Potential Owner, Existing Owner or their respective Broker-Dealer or Participant to take delivery of or deliver, as the case may be, the principal amount of Auction Rate Notes or to pay for the Auction Rate Notes purchased or sold pursuant to an Auction or otherwise.

                      EXHIBIT B TO BROKER-DEALER AGREEMENT

                       EDUCATION FUNDING CAPITAL TRUST-II

                     Education Loan Backed Notes, Series A-6
                     Education Loan Backed Notes, Series A-7
                     Education Loan Backed Notes, Series A-8
                     Education Loan Backed Notes, Series B-1

                                   ORDER FORM

                                                                  [Auction Date]
                                                                  Series________
                The undersigned Broker-Dealer submits the following orders on behalf of the Bidder(s) indicated below:

                             BIDS BY EXISTING OWNERS

                               PRINCIPAL AMOUNT OF
                                NOTES ($50,000 OR
                               INTEGRAL MULTIPLES
   EXISTING OWNER*                  THEREOF)                  BID RATE
------------------             -------------------        ---------------
1. _______________               _______________          _______________
2. _______________               _______________          _______________
3. _______________               _______________          _______________
4. _______________               _______________          _______________
5. _______________               _______________          _______________
6. _______________               _______________          _______________
7. _______________               _______________          _______________
8. _______________               _______________          _______________
9. _______________               _______________          _______________
10._______________               _______________          _______________

*Existing Owners may be described by name or other reference as determined in the sole discretion of the Broker-Dealer.

                       EDUCATION FUNDING CAPITAL TRUST-II

                     Education Loan Backed Notes, Series A-6
                     Education Loan Backed Notes, Series A-7
                     Education Loan Backed Notes, Series A-8
                     Education Loan Backed Notes, Series B-1


                            BIDS BY POTENTIAL OWNERS

                        PRINCIPAL
                        AMOUNT OF
                    NOTES ($50,000 OR
                        INTEGRAL
      POTENTIAL         MULTIPLES
       OWNER*            HEREOF)          BID RATE           SERIES
1. _______________   _______________   _______________   _______________
2. _______________   _______________   _______________   _______________
3. _______________   _______________   _______________   _______________
4. _______________   _______________   _______________   _______________
5. _______________   _______________   _______________   _______________
6. _______________   _______________   _______________   _______________
7. _______________   _______________   _______________   _______________
8. _______________   _______________   _______________   _______________
9. _______________   _______________   _______________   _______________
10._______________   _______________   _______________   _______________
11._______________   _______________   _______________   _______________
12._______________   _______________   _______________   _______________
13._______________   _______________   _______________   _______________
14._______________   _______________   _______________   _______________
15._______________   _______________   _______________   _______________

NOTES:

1. If one or more Orders covering in the aggregate more than the outstanding principal amount of Auction Rate Notes held by any Existing Owner are submitted, such Orders shall be considered valid in the order of priority set forth in the Auction Procedures.

2. A Hold or Sell Order may be placed only by an Existing Owner covering a principal account of Auction Rate Notes not greater than the principal amount currently held by such Existing Owner.

3. Potential Owners may only make Bids, each of which must specify a rate. If more than one Bid is submitted on behalf of any Potential Owner, each Bid submitted shall be a separate Bid with the rate specified.

4. Bids may contain no more than three figures to the right of the decimal point (.001 of 1%).

5. An order must be submitted in principal amounts of $50,000 or integral multiples thereof.

*Potential Owners may be described by name or other reference as determined in the sole discretion of the Broker-Dealer.

NAME OF BROKER-DEALER:__________________________________________________________

AUTHORIZED SIGNATURE:___________________________________________________________

TOTAL NUMBER OF ORDERS ON THIS ORDER FORM:______________________________________

Submit to:    Deutsche Bank Trust Company Americas
              Corporate Trust & Agency Services
              280 Park Avenue
              New York, New York 10017
              Telephone Number: 212.454.4039
              Facsimile Number: 212.454.2030

                      EXHIBIT C TO BROKER-DEALER AGREEMENT

                       EDUCATION FUNDING CAPITAL TRUST-II

                     Education Loan Backed Notes, Series A-6
                     Education Loan Backed Notes, Series A-7
                     Education Loan Backed Notes, Series A-8
                     Education Loan Backed Notes, Series B-1

                               NOTICE OF TRANSFER

                       (To be used only for transfers made
                       other than pursuant to an Auction)
We are (check one)

          the Existing Owner indicated below*; or

          the Broker-Dealer for such Existing Owner; or

          the Participant for such Existing Owner.


We hereby notify you that such Existing Owner has transferred $___________ (must be in units of $50,000 or integral multiples thereof) of Series ______ Notes to
________________________

                                        (Existing Owner)


                                        CITIGROUP GLOBAL MARKETS INC.


                                        (Name of Participant)


                                        By:
                                           ---------------------------------
                                        Printed Name:
                                                     -----------------------
                                        Title:
                                              ------------------------------

*Existing Owners may be described by name or other reference as determined in the sole discretion of the Broker-Dealer.

                      EXHIBIT D TO BROKER-DEALER AGREEMENT

                       EDUCATION FUNDING CAPITAL TRUST-II

                     Education Loan Backed Notes, Series A-6
                     Education Loan Backed Notes, Series A-7
                     Education Loan Backed Notes, Series A-8
                     Education Loan Backed Notes, Series B-1

                  NOTICE OF FAILURE TO DELIVER OR MAKE PAYMENT

COMPLETE EITHER I OR II.


        I. We are a Broker-Dealer for ________* (the "Purchaser"), which purchased $________________ (must be in units of $50,000 or integral multiples thereof) of the Series _____ Notes in the Auction held on _________________ from the seller of such Series ______ Notes.

        II. We are a Broker-Dealer for ____________* (the "Seller"), which sold $__________________ (must be in units of $50,000 or integral multiples thereof) of the Series _____ Notes in the Auction held on _____________________ to the purchaser of such Series ________ Notes.

We hereby notify you that (check one) -

                the Seller failed to deliver such Series ________ Notes to the Purchaser.

                the Purchaser failed to make payment to the Seller upon delivery of such Series _________ Notes.

                                        CITIGROUP GLOBAL MARKETS INC.

                                        By:
                                           ---------------------------------
                                        Name:
                                             -------------------------------
                                        Title:
                                              ------------------------------

*May be described by name or reference and as determined in the sole discretion of the Broker-Dealer

                                       D-1